SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MARCH 18, 1999
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-22616                     52-1822078
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                           10022
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code  (212) 906-8440
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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     On March  18,  1999,  NTL  Incorporated  (NASDAQ:  NTLI;  EASDAQ:  NTLI.ED)
announced that the Commonwealth of Australia had accepted NTL's bid to own and operate the Australian National Transmission Network ("NTN").

     NTN operates from over 560 tower sites and provides exclusive television and radio transmission services to Australia's only national TV and radio broadcasters, ABC and SBS. In addition, NTN serves regional and community TV and radio broadcasters, and provides equipment hosting services to telecom operators and emergency service communications providers on its towers. NTN's customers include Telstra, WIN Television, Prime Television, Vodafone and Air Services Australia. NTN holds long term contractual relationships with the majority of its customers.

     Under the terms of the acquisition agreement, NTL Australia will purchase all of the shares of National Transmission Company (the entity which will hold all of the NTN assets) for an aggregate purchase price of approximately $650 million Australian ($407 million U.S.). The closing is expected to occur early in the second quarter of 1999.

     Commenting on today's announcement, Barclay Knapp, President and CEO of NTL, said "This acquisition marks the beginning of a bright new era for our broadcast transmission and tower business worldwide. NTL combines the best of two exciting businesses in this space. The first is traditional tower site leasing, which has gained substantial visibility in the US in recent months. NTL's network of more than 1,300 sites in the UK provides virtually total geographic coverage of the UK. Likewise, NTN's 560 sites in Australia will give NTL a similar footprint of the population centers in that country.

     NTL also announced that its board had approved the pursuit of alternative corporate financial strategies with regard to its broadcasting and tower related opportunities. These strategies are intended to provide the division with more flexibility to pursue future opportunities and to illuminate the value of those assets, while leaving the cash flow from its UK operations within NTL.

     A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
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     Exhibits

     99  Press release, issued March 18, 1999

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NTL INCORPORATED
                                       (Registrant)


                                     By: /s/ Richard J. Lubasch
                                     -----------------------------------
                                     Name:  Richard J. Lubasch
                                     Title: Senior Vice President-
                                              General Counsel


Dated: March 22, 1999

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                                  EXHIBIT INDEX
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Exhibit                                                                   Page

  99    Press release, issued March 18, 1999